                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549




                                       FORM 8-K

                                    CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934





                                 MARCH 17, 1998
                  -----------------------------------------------
                  Date of Report (Date of earliest event reported)




                                EMPIRE OF CAROLINA, INC.
              ---------------------------------------------------------
                (Exact name of registrant as specified in its charter)




                DELAWARE                1-7909          13-2999480
     ----------------------------   --------------  ------------------
     (State or other jurisdiction   (Commission      (IRS Employer
         of incorporation)           File Number)  Identification No.)



            5150 LINTON BOULEVARD, 5TH FLOOR,  DELRAY BEACH, FLORIDA 33484
            --------------------------------------------------------------
                 (Address of principal executive offices)  (Zip Code)



                                    (561) 498-4000
                           -------------------------------
                          (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS.

     On March 17, 1998, Empire of Carolina, Inc. issued the press release attached hereto as Exhibit 99, which press release is hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


   Exhibit
   Number                                Description
   ------                                -----------
     99             Press Release, dated March 17, 1998

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             EMPIRE OF CAROLINA, INC.



                             By /s/ Lawrence Geller
                                ----------------------------
                             Name:   Lawrence Geller
                             Title:  Vice President
                                        & General Counsel

Date: March 20, 1998


                                         -3-
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                                   EXHIBIT INDEX


   Exhibit
   Number                                Description
   ------                                -----------
     99             Press Release, dated March 17, 1998


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